UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2025

CEA INDUSTRIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41266	27-3911608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 South Pierce Avenue, Suite C, Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 19, 2025, CEA Industries, Inc. (the “Company”) issued a press release announcing the launch of its Treasury Dashboard and providing updates on the business and operations, a copy of which is furnished hereto as Exhibit 99.1, which is incorporated by reference into this Item 7.01 in its entirety.

The Company’s Treasury Dashboard provides a consolidated, periodically updated view of the Company’s BNB holdings and related treasury operating metrics. The Treasury Dashboard currently reports 515,054 BNB in total holdings. The Company expects to update the dashboard periodically with additional data and performance indicators.

The press release provided an update on the Company’s previously announced common stock repurchase program. Since September 22, 2025, the Company has repurchased 1,170,306 shares of common stock, at an average price of $6.77 per share, under the repurchase program.

The press release further notes, among other items, that, since August 25, 2025, the Company has sold 856,275 shares of its common stock at an average price of $15.09 per share under the at-the-market offering program pursuant to the previously disclosed Sales Agreement with Cantor Fitzgerald & Co.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL documents).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2025

CEA Industries Inc.

By:	/s/ David Namdar
Name:	David Namdar
Title:	Chief Executive Officer

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